UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515-8 Research Blvd, Suite 300, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 425-7929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.02	Unregistered Sales of Equity Securities.

On October 9, 2026, Flex Ltd. (the “Company” or “Flex”) and Amazon.com NV Investment Holdings LLC (the “Warrantholder”) and Amazon.com Services LLC (the “Assignee”), wholly-owned subsidiaries of Amazon.com, Inc. (the “Parent”), entered into an amendment (the “Warrant Amendment”) to that certain Warrant to Purchase Ordinary Shares (the “Existing Warrant” and, as amended by the Warrant Amendment, the “Amended Warrant”), dated August 15, 2025, to purchase up to an aggregate of 3,859,851 ordinary shares of the Company (the “Warrant Shares”) at an exercise price of $51.29 per share. The Existing Warrant was issued pursuant to a Transaction Agreement, dated as of August 15, 2025 (the “Transaction Agreement”) between the Company and the Parent.

The terms of the Warrant, subject to the Warrant Amendment described in this Report, are summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 18, 2025, which description is hereby incorporated by reference.

Pursuant to the Warrant Amendment, Section 8(iii) of the Existing Warrant is amended in connection with the Company’s planned separation of its cloud and power infrastructure business into a new publicly traded company, Axiom Solutions International, Inc. (“Spinco”) and the pro rata distribution of between approximately 88.0% and 94.0% of the outstanding shares of Spinco common stock to Flex shareholders (the “Distribution”). Subject to the terms of the Amended Warrant, in lieu of the Warrantholder participating in the Distribution via the receipt of Spinco common stock, the Company shall cause Spinco to issue to the Assignee, in connection with and concurrent with the Distribution, a fully vested warrant to purchase a number of shares of Spinco common stock at an exercise price of $0.01 per share (the “Spinco Warrant”). The number of shares of Spinco common stock subject to the Spinco Warrant will be determined based on the intrinsic value of the Warrant prior to the Distribution.

The Warrant Amendment also provides for the transfer and assignment to the Assignee of all of the Warrantholder’s right, title and interest in and to the Existing Warrant.

The Warrant Amendment may be deemed to involve the cancellation of the Existing Warrant and the issuance of the Amended Warrant. The issuance of the Amended Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities law. The Company believes that the transaction is exempt from registration under Section 4(a)(2) of the Securities Act, and customary legends will be affixed to the Amended Warrant and the Warrant Shares.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Existing Warrant and the Transaction Agreement, which are incorporated as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K, and the Warrant Amendment, which is filed as Exhibit 4.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of Flex’s cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex’s resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to Flex’s business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Flex’s most recent Annual Report on Form 10-K and in Flex’s subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed spin-off, Flex has filed relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A on October 5, 2026. The proxy statement has been mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off-related proposals. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Spinco with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Spinco. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED BY EACH OF FLEX AND SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors are able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that have been or will be filed by each of Flex and Spinco with the SEC on the SEC’s website at http://www.sec.gov. Investors also are able to obtain free copies of the proxy statement and other relevant documents filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.

4.1	Warrant to Purchase Ordinary Shares, dated August 15, 2025 (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on August 18, 2025) (SEC File No. 000-23354)

4.2	Amendment to Warrant to Purchase Ordinary Shares, dated October 9, 2026

10.1	Transaction Agreement, dated as of August 15, 2025 by and between Flex Ltd. and Amazon.com, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on August 18, 2025) (SEC File No. 000-23354)*

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Ltd.

Date:	October 13, 2026	By:	/s/ Kevin Krumm
			Name:	Kevin Krumm
			Title:	Chief Financial Officer

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